Exhibit 10(aa)

                    INTERCOMPANY LOAN AND SECURITY AGREEMENT

     This Intercompany Loan and Security Agreement (this "Agreement") is entered into as of August 16, 2001 by and among the parties listed on the signature pages hereto or which become parties hereto pursuant to the joinder provision of
Section 16 below (each, a "Company" and collectively, the "Companies") and Congress Financial Corporation (Central), in its capacity as Intercompany Collateral Agent (as defined herein).

                               W I T N E S S E T H

     WHEREAS, certain Companies currently have loans outstanding to other Companies pursuant to the documents, agreements and instruments set forth on Schedule A hereto (collectively, the "Refinanced Facilities"); and

     WHEREAS, each of the Companies desires to replace and restate the loans evidenced by the Refinanced Facilities and to provide for additional lines of credit, in each case on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreement set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement (as hereinafter defined). For purposes of this Agreement, the following terms have the meanings set forth below:

          "Agent" shall mean Congress Financial Corporation (Central), in the capacity as agent for the Lenders under the Financing Agreements.

          "Blocked Account Agreement" shall mean, with respect to any bank account of a Company (other than a Non-Restricted Subsidiary), a tri-party agreement among Agent, a financial institution and such Company granting a security interest in such bank account to Agent and containing such other terms and conditions as are acceptable to Agent.

          "Borrowing Company" shall mean each Company designated as a "Borrower" under Schedule B hereto that is acting in its capacity as a borrower of Loans under Section 2 hereof.

          "Collateral" shall have the meaning set forth in Section 6(b) hereof.

          "Company" shall have the meaning set forth in the preamble hereto.

          "Credit Line" shall have the meaning set forth in Section 2 hereof.

          "Demand Note" shall have the meaning set forth in Section 2 hereof.

          "Intercompany Collateral Agent" shall mean Congress Financial Corporation (Central), in its capacity as grantee of liens under Section 6 hereof for the benefit of the Lending Companies.

          "Intercompany Loan Documents" shall mean this Agreement, the Demand Notes and any other documents, agreements or instruments now or hereafter executed in connection with this Agreement, as the same may be amended, restated or modified from time to time as permitted under the terms of the Subordination Agreement.

          "JII" shall mean JII, Inc., a Delaware corporation and a "Company" hereunder.

          "Lending Company" shall mean each Company designated as a "Lender" under Schedule B hereto acting in its capacity as a lender of Loans under
     Section 2 hereof.

          "Loan Agreement" shall mean that certain Loan and Security Agreement dated as of the date hereof, among Agent, the Lenders and JII, as the same may be amended, restated, modified, replaced, refinanced or supplemented from time to time.

     "Loans" shall have the meaning set forth in Section 2 hereof.

          "Lenders" shall mean each lender from time to time party to the Loan Agreement.

          "Refinanced Facilities" shall have the meaning set forth in the recitals hereto.

          "Security Agreement" shall mean, collectively, each of the General Security Agreements dated as of the date hereof among Agent and the Companies from time to time party thereto, as the same may be amended, restated, modified, replaced, refinanced or supplemented from time to time.

          "Subordination Agreement" shall mean that certain Affiliate Subordination Agreement dated as of the date hereof among Agent and each of the Companies from time to time party thereto, as the same may be amended, restated, modified, replaced, refinanced or supplemented from time to time.

     Section 2. Loans. On the date hereof, each Lending Company agrees to make a revolving line of credit available to each of the applicable Borrowing Companies listed on Schedule B hereto in the respective maximum principal amounts set forth for each Borrowing Company on Schedule B hereto. Each advance made by a Lending Company under any Credit Line shall be referred to herein as a "Loan" and shall (except with respect to the Refinanced Facilities) be funded by depositing proceeds of each such Loan to the applicable Borrowing Company's bank account which is subject to a Blocked Account Agreement (except in the case of any bank account maintained by a Non-Restricted Subsidiary) or by making appropriate entries on the respective intercompany loan accounts which evidence the Loans. Each line of credit made available by each Lending Company (individually, a "Credit Line" and collectively the "Credit Lines") shall be evidenced by a demand promissory note, substantially in the form of Exhibit A hereto (each, a "Demand Note" and collectively, the "Demand Notes"), executed by a duly authorized officer of each applicable Borrowing Company, which shall represent such Borrowing Company's obligation to pay the maximum principal amount of the Credit Line provided to such Borrowing Company, or, if less, the aggregate unpaid principal amount of all loans made by the applicable Lending Company. Each Demand Note may contain such additional covenants, terms and conditions as agreed to between any Lending Company and any Borrowing Company.

     Section 3. Interest. Outstanding Loans under each Credit Line shall bear interest at the applicable per annum rate set forth on Schedule B hereto with respect to such Credit Line. Interest shall be payable at the end of each March, June, September and December and upon payment in full or in part of the unpaid principal amount of any Loans. If any Loan is not paid upon demand, when otherwise due, or if a Borrowing Company is in default of any of its obligations under this Agreement or its Demand Note, such Loan shall bear interest at a rate per annum equal to the higher of (i) two percent (2.0%) plus the applicable rate of interest assigned to such Loan under Schedule B hereto or (ii) the default rate of interest under the Loan Agreement that would then be applicable to prime rate loans upon a default thereunder.

     Section 4. Repayment. Subject to the terms and conditions of the Subordination Agreement, upon demand made to any Borrowing Company by or on behalf of its Lending Company for repayment of any designated principal amount of outstanding Loans, such Borrowing Company shall repay the full amount of such Loans, together with accrued and unpaid interest thereon. Each Credit Line will remain available until cancelled by or on behalf of either the applicable Lending Company or the applicable Borrowing Company, each of which shall have the right to cancel the Credit Line between them at any time after termination of the Loan Agreement without liability to either party, except that the applicable Borrowing Company shall remain liable for all unpaid amounts of principal and interest under its Demand Note and may not cancel its Credit Line until all amounts have been paid in full. Each Loan may be prepaid, in whole or in part, at any time without premium or penalty, but with interest on the amount prepaid so long as such prepayments are made in accordance with Section 3 of the Subordination Agreement. Loans prepaid may be reborrowed until such time as the applicable Credit Line is terminated. The dates and amounts of all borrowings under each Credit Line and each payment of principal shall be recorded on the books and records of JII.

     Section 5. Replacement of Refinanced Facilities. The indebtedness evidenced by this Agreement and the Demand Notes is an extension and replacement of the current outstanding principal amount of indebtedness evidenced by, and the Intercompany Loan Documents shall be a replacement for, the Refinanced Facilities. The execution and delivery of the Intercompany Loan Documents shall not be construed to evidence a repayment and reborrowing of indebtedness under the Financed Facilities. Each Company party hereby releases each other Company from any and all claims or liabilities arising under the Refinanced Facilities. Each Company further represents and warrants to each other Company that all intercompany indebtedness for borrowed money is completely and accurately evidenced by the Intercompany Loan Documents, no liens have been granted to secure such indebtedness other than as described in Section 6 hereof and no intercompany indebtedness has been subordinated to any other indebtedness except as described in Section 7 hereof.

     Section 6. Appointment of Intercompany Collateral Agent and Grant of Security Interests.

            (a) Each Lending Company irrevocably designates, appoints and authorizes the Intercompany Collateral Agent to act as its agent for the purpose of holding the junior security interest granted for the benefit of such Lending Company by its Borrowing Company under Section 6(b) hereof. Intercompany Collateral Agent (i) accepts such appointment only for the purpose of acting as a grantee and holder of liens from each Borrowing Company under Section 6(b) hereof for the benefit of the Lending Companies, (ii) shall have no duties or responsibilities to any Lending Company to perfect such security interests or otherwise maintain and protect any collateral, and shall not by reason of this Agreement or any other Intercompany Loan Document be a trustee or fiduciary for any Company; (iii) shall not be responsible to any Lending Company for any recitals, statements, representations or warranties contained in this Agreement or any other Intercompany Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Intercompany Loan Document or for any failure of Intercompany Collateral Agent or any Company to perform any of its obligations hereunder or thereunder; and (iv) shall not be responsible to any Lending Company for any action taken or omitted to be taken by it hereunder or under any other Intercompany Loan Document.

            (b) To secure payment and performance of all obligations and liabilities of each Borrowing Company to its Lending Company, each Borrowing Company hereby grants to Intercompany Collateral Agent, for the benefit of such Borrowing Company's Lending Company, a continuing security interest in, lien upon, and a right of set off against, and hereby assigns to Intercompany Collateral Agent, for the benefit of such Lending Company, as security, the following property and interests in property of such Borrowing Company, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security at any time granted to or held or acquired by Intercompany Collateral Agent or any Lending Company) (collectively, the "Collateral):

              (i)   Receivables;

              (ii) all present and future general intangibles (including Intellectual Property and existing and future leasehold interests in equipment, real estate and fixtures), chattel paper, documents, instruments, investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) letters of credit, bankers' acceptances and guarantees;

              (iii) all present and future monies, securities and other investment property, credit balances, deposits, deposit accounts and other property of such Borrowing Company now or hereafter held or received by or in transit to Intercompany Collateral Agent, any Lending Company or their affiliates or at any other depository or other institution from or for the account of such Borrowing Company whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (a) rights and remedies under or relating to guarantees, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

               (iv) Inventory;

               (v) Equipment;

               (vi) Real Property Related Interests;

               (vii) Records; and

               (viii) all products and proceeds of the foregoing, in any form, including insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

Capitalized terms used in this Section 6(b) and not otherwise defined in this Agreement shall have the meaning assigned to them in the Loan Agreement.

            (c) Upon a default by any Borrowing Company hereunder or under any other Intercompany Loan Document, the Intercompany Collateral Agent shall have the same rights and remedies with respect to such Borrowing Company's Collateral as are provided to Agent (on behalf of the Lenders) under the Security Agreement with respect to such Collateral. The parties hereto agree and acknowledge that the liens and security interests granted by the Borrowing Companies under Section 6(b) hereof to Intercompany Collateral Agent, for the benefit of the Lending Companies, are junior and subordinated in all respects to the liens and security interests granted by the Borrowing Companies under the Financing Agreements to Agent, for the benefit of the Lenders, as more particularly described in the Subordination Agreement. Accordingly, no Lending Company shall request that Intercompany Collateral Agent take any action or exercise any right or remedy in respect of the Collateral for the benefit of any Lending Company. Upon payment in full of all the Obligations under the Financing Agreements and termination of the Financing Agreements, Intercompany Collateral Agent's appointment as agent under Section 6(a) hereof shall terminate and Intercompany Collateral Agent is hereby authorized by all the parties hereto to terminate all financing statements and execute all other releases and terminations as Intercompany Collateral Agent deems necessary to terminate its role as agent for the Lending Companies or to assign all such financing statements and all rights hereunder to JII. Each Lending Company acknowledges that its liens and security interests may be terminated upon the termination of Intercompany Collateral Agent's role as agent for the Lending Companies hereunder.

            (d) Each Company shall indemnify and hold Intercompany Collateral Agent and its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement or any other Intercompany Loan Document or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth herein may be unenforceable because it violates any law or public policy, each Company shall pay the maximum portion which it is permitted to pay under applicable law to Intercompany Collateral Agent in satisfaction of indemnified matters under this Section 6(d). The foregoing indemnity shall survive the termination of this Agreement.

     Section 7. Subordination. Each Company covenants and agrees that the repayment of Loans made hereunder, and the liens securing the obligations of each Borrowing Company hereunder, shall be subordinated to the extent and in the manner provided by the Subordination Agreement.

     Section 8. Financial Information. In respect of any Credit Line between a Lending Company and a Borrowing Company, upon the request of such Lending Company, such Borrowing Company shall provide and make available to such Lending Company any and all financial statements, budgets, audits, projections, books and records as such Lending Company shall request from time to time in order for such Lending Company to monitor the financial condition of such Borrowing Company or obtain relevant information with respect to the Collateral.

     Section 9. Waiver. To the fullest extent permitted by applicable law, each Borrowing Company waives: (a) presentment, notice, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of this Agreement or any Demand Note which such Borrowing Company may in any way be liable, and hereby ratifies and confirms whatever any Lending Company may do in this regard; (b) all rights to notice and a hearing prior to any Lending Company taking possession or control of, or to any Lending Company's replevy, attachment or levy upon, any property, real or personal, tangible or intangible of such Borrowing Company or any bond or security which might be required by any court prior to allowing such Lending Company to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Each Borrowing Company acknowledges that it has been advised by counsel with respect to this Agreement and the transactions evidenced hereby. No failure or delay on the part of any Lending Company in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under the Intercompany Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     Section 10. Severability. Wherever possible, each provision of this Agreement and the Demand Notes shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement and the Demand Notes shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and the Demand Notes.

     Section 11. Amendment and Modification. Each party hereto agrees that no change, waiver, modification or amendment of this Agreement and the Demand Notes shall be effective unless permitted under the terms of the Subordination Agreement and executed by the appropriate party. At any time when the outstanding Loans under any Credit Line exceed the maximum amount permitted under such Credit Line, the applicable Lending Company and applicable Borrowing Company agree to execute a new Demand Note to evidence the New Credit Line. JII is hereby authorized to amend Schedule B from time to time to reflect changes to parties, Credit Lines and interest rates, in each case so long as permitted under the Subordination Agreement.

     Section 12. GOVERNING LAW; WAIVERS. This Agreement shall be interpreted in accordance with the internal laws (and not the conflict of laws rules) of the State of Illinois governing contracts to be performed entirely within such state. Each Company hereby consents to the non-exclusive jurisdiction of any state or federal court located within Cook County in the State of Illinois. Each Company waives any objection to forum non conveniens and venue. Each Company further waives personal service of any and all process upon it. EACH COMPANY WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

     Section 13. Successors and Assigns. This Agreement shall be binding upon each party hereto and its successors, and shall inure to the benefit of each Lending Company and its successors and permitted assigns (including Agent).

     Section 14. Acknowledgment of Assignment. To secure the payment and performance of the Obligations under the Loan Agreement and the other Financing Agreements and without limiting any other rights and remedies of Agent which may be set forth in the Financing Agreements, each Lending Company and the Intercompany Collateral Agent irrevocably grants, assigns, transfers and sets over unto Agent, all of such Lending Company's and Intercompany Collateral Agent's rights, title and interests in and to this Agreement and any other related Intercompany Loan Documents, including without limitation, the right to collect all amounts due hereunder or thereunder, but excluding any and all obligations and commitments of such Lending Company. Each Borrowing Company and the Intercompany Collateral Agent hereby consents to such assignment and each Lending Company and the Intercompany Collateral Agent hereby grants to Agent an irrevocable power of attorney to (i) perform any act, execute any documents or otherwise to take any action with respect to the Loans and Collateral evidenced by the Intercompany Loan Documents and (ii) demand, receive and enforce all of such Lending Company's and Intercompany Collateral Agent's rights, powers and remedies with respect to this Agreement and any other related Intercompany Loan Documents, including without limitation, such Lending Company's right to receive directly (or as it otherwise directs) any and all payments to be made to such Lending Company under the Intercompany Loan Documents and to exercise rights and remedies in respect of the Collateral.

     Section 15. Counterparts. This Agreement may be executed (including by facsimile transmission) in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     Section 16. Joinder. In the event any new Company desires to become a party hereto (the "New Party"), such New Party shall execute an Agreement of Joinder in the form attached as Exhibit B hereto, and any applicable Company hereunder or such New Party shall execute a Demand Note, and upon the execution thereof, the New Party shall be bound by all the terms and conditions hereof to the same extent as though such New Party had originally executed this Agreement. The addition of the New Party shall not in any manner affect the obligations of the other parties hereto.

                            [Signature Pages Follow]

Exhibit 10(aa)


     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                               COMPANIES:

JII, INC.                               ROLITE PLASTICS, INC.

TELE-FLOW, INC.                         ABC TRANSMISSION PARTS WAREHOUSE, INC.
ATCO PRODUCTS, INC.
PIONEER PAPER, INC.                     DACCO INCORPORATED
BORG MANUFACTURING                      DACCO/DETROIT OF ALABAMA, INC.
DACCO INTERNATIONAL, INC.               DACCO/DETROIT OF CHATTANOOGA, INC.
                                        DACCO/DETROIT OF FLORIDA, INC.
DACCO/DETROIT OF ARIZONA, INC.          DACCO/DETROIT OF INDIANA, INC.
DACCO/DETROIT OF COLORADO, INC.         DACCO/DETROIT OF MEMPHIS, INC.
DACCO/DETROIT OF GEORGIA, INC.          DACCO/DETROIT OF MINNESOTA, INC.
                                        DACCO/DETROIT OF NEBRASKA, INC.
DACCO/DETROIT OF KENTUCKY, INC.         DACCO/DETROIT OF NEW JERSEY, INC.
DACCO/DETROIT OF MICHIGAN, INC.         DACCO/DETROIT OF OHIO, INC.
DACCO/DETROIT OF MISSOURI, INC.
DACCO/DETROIT OF NEVADA, INC.           DACCO/DETROIT OF PENNSYLVANIA, INC.
DACCO/DETROIT OF NORTH CAROLINA, INC.   DACCO/DETROIT OF TEXAS, INC.
DACCO/DETROIT OF OKLAHOMA, INC.         DACCO/DETROIT OF WEST VIRGINIA, INC.
DACCO/DETROIT OF SOUTH CAROLINA, INC.   NASHVILLE TRANSMISSION PARTS, INC.
DACCO/DETROIT OF VIRGINIA, INC.         ALMA PRODUCTS I, INC.
DETROIT TRANSMISSION PRODUCTS, CO.      DEFLECTO CORPORATION
JORDAN AUTO AFTERMARKET, INC.           SATE LITE MANUFACTURING COMPANY
JORDAN SPECIALTY PLASTICS, INC.         VALMARK INDUSTRIES, INC.
BEEMAK PLASTICS, INC.                   JII PROMOTIONS, INC.
                                        WELCOME HOME, INC.
SPL HOLDINGS, INC.                      CAPE CRAFTSMAN, INC.
PAMCO PRINTED TAPE & LABEL CO., INC.    DEFLECTO CANADA LTD.
SEABOARD FOLDING BOX CORPORATION        INSTACHANGE DISPLAYS LIMITED


                          By:   -----------------------------------------------

                          Title: ----------------------------------------------


                                      S-1


                          CONGRESS FINANCIAL CORPORATION
                          (CENTRAL), as Intercompany Collateral Agent and as Agent


                          By: -------------------------------------------------


                          Title: ----------------------------------------------

Exhibit 10(aa)


                                   SCHEDULE A
                                   -----------

                              REFINANCED FACILITIES





















                                   Schedule A

Exhibit 10(aa)








                                   SCHEDULE B
                                   ----------

                                  CREDIT LINES

                                       and

                                 INTEREST RATES


                                                Credit Line
Lender              Borrower                     Maximum        1 Interest Rate
------              --------                    ------------   -----------------

JII, Inc.          Jordan Auto Aftermarket,     $250,000,000
                   Inc.
JII, Inc.          Welcome Home, Inc.            $15,000,000

JII, Inc.          Jordan Specialty Plastics,   $100,000,000
                   Inc.

JII, Inc.          Cape Craftsmen, Inc.          $10,000,000

JII, Inc.          SPL Holdings, Inc.           $120,000,000

JII, Inc.          Dacco, Inc.                   $17,000,000

JII, Inc.          Deflecto Corp.                $55,000,000

Jordan Auto        Dacco, Inc.                   $50,000,000
Aftermarket, Inc.

Jordan Auto        Atco Products, Inc.           $15,000,000
Aftermarket, Inc

Jordan Auto        Alma Products I, Inc.        $100,000,000
Aftermarket, Inc.

Jordan Specialty   Deflecto Corp.                $40,000,000
Plastics, Inc.

Jordan Specialty   Beemak Plastics, Inc.         $25,000,000
Plastics, Inc.

Jordan Specialty   Sate-Lite Manufacturing Co.   $15,000,000
Plastics, Inc.

-------------------
1 The interest rate applicable to each Credit Line shall be 10.75% per annum or, at each Borrower's option, at the London Inter-Bank Offered Rate determined by its Lender plus 2.00% per annum.

                                   Schedule B

SPL Holdings, Inc. Valmark Industries, Inc.      $20,000,000

SPL Holdings, Inc. Pamco Printed Tape & Label    $30,000,000

SPL Holdings, Inc. JII Promotions, Inc.          $30,000,000

SPL Holdings, Inc. Seaboard Folding Box Corp.    $30,000,000

Seaboard Folding   Pioneer Paper Corporation      $6,000,000

Box Corp.
Deflecto Corp.     YT Holdings, Inc.             $10,000,000

Deflecto Corp.     Deflecto Canada Limited        $5,000,000

Deflecto Corp.     Rolite Plastics, Inc.          $5,000,000

Deflecto Corp.     Tele-Flow, Inc.               $12,000,000

Deflecto Corp.     Instachange Displays Ltd.     $10,000,000

Dacco, Inc.        DACCO/Detroit of Georgia,      $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Alabama,      $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Arizona,      $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of               $2,000,000
                   Chattanooga, Inc.

Dacco, Inc.        DACCO/Detroit of Colorado,     $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Florida,      $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Indiana,      $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Kentucky,     $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Memphis,      $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Michigan,     $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Minnesota,    $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Missouri,     $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Nebraska,     $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of Nevada,       $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of New           $2,000,000
                   Jersey, Inc.

Dacco, Inc.        DACCO/Detroit of North         $2,000,000
                   Carolina, Inc.

Dacco, Inc.        DACCO/Detroit of Ohio, Inc.    $2,000,000

Dacco, Inc.        DACCO/Detroit of Oklahoma,     $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of               $2,000,000
                   Pennsylvania, Inc.

Dacco, Inc.        DACCO/Detroit of South         $2,000,000
                   Carolina, Inc.

Dacco, Inc.        DACCO/Detroit of Texas, Inc.   $2,000,000

Dacco, Inc.        DACCO/Detroit of Virginia,     $2,000,000
                   Inc.

Dacco, Inc.        DACCO/Detroit of West          $2,000,000
                   Virginia, Inc.

Dacco, Inc.        Detroit Transmission           $2,000,000
                   Products Co.

Dacco, Inc.        Nashville Transmission         $2,000,000
                   Parts, Inc.

Dacco, Inc.        ABC Transmission Parts         $2,000,000
                   Warehouse, Inc.

Dacco, Inc.        Borg Manufacturing             $2,000,000

Exhibit 10(aa)




                                    EXHIBIT A
                                   ----------

                               FORM OF DEMAND NOTE


         PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$_______________                                             Chicago, Illinois
                                                      Dated as of ______, 2001

     FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of ($ ) or, if less, the aggregate unpaid principal amount of all loans made by Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

     This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

     This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                [----------------------------------------------]

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                     Ex.A-1

Exhibit 10(aa)



                                   ENDORSEMENT


     For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc. such lenders and Agent, the Demand Note dated as of August __, 2001 payable by________ to the undersigned in the stated amount of $______________.

                              [------------------------------------------------]

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------





















                                  Endorsement

Exhibit 10(aa)

                                    EXHIBIT B

                            FORM OF JOINDER AGREEMENT
                   TO INTERCOMPANY LOAN AND SECURITY AGREEMENT

         This Joinder Agreement dated as of _______________, ___ is delivered pursuant to that certain Intercompany Loan and Security Agreement dated as of August ____, 2001 by and among the "Companies" named therein (as amended, supplemented or modified from time to time, the "Intercompany Loan Agreement") and Congress Financial Corporation (Central), as Intercompany Collateral Agent. All capitalized terms not defined herein shall have the meaning ascribed to them in the Intercompany Loan Agreement.

         The undersigned hereby agrees that on and after the date hereof, it shall be a Borrowing Company under the Intercompany Loan Agreement and be obligated to perform all of the obligations of a Borrowing Company thereunder. Attached hereto is an amendment to Schedule B to the Intercompany Loan Agreement reflecting the Credit Line and interest rate applicable to such Borrowing Company. The Borrowing Company has executed a Demand Note in favor of its Lending Company substantially in the form of Exhibit A to the Intercompany Loan Agreement.


                                        ------------------------------

                               By:
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------










                                      Ex.B

Exhibit 10(aa)


                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$250,000,000                                                 Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of JII, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Hundred Fifty Million Dollars ($250,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                    Jordan Auto Aftermarket, Inc.

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Jordan Auto Aftermarket, Inc. to the undersigned in the stated amount of Two Hundred Fifty Million Dollars ($250,000,000).

                                      JII, Inc.

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                               DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$15,000,000                                                 Chicago, Illinois
                                                  Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of JII, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Fifteen Million Dollars ($15,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                Welcome Home, Inc.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Welcome Home, Inc. to the undersigned in the stated amount of Fifteen Million Dollars ($15,000,000).

                                      JII, Inc.

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$100,000,000                                                 Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of JII, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Million Dollars ($100,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.


                           Jordan Specialty Plastics, Inc.

                           By:
                              -------------------------------------------
                           Name:
                                -----------------------------------------
                           Title:
                                 ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Jordan Specialty Plastics, Inc. to the undersigned in the stated amount of One Hundred Million Dollars ($100,000,000).

                            JII, Inc.

                            By:
                               -------------------------------------------
                            Name:
                                 -----------------------------------------
                            Title:
                                  ----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$10,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of JII, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Ten Million Dollars ($10,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                           Cape Craftsmen, Inc.

                           By:
                              --------------------------------------------
                           Name:
                                ------------------------------------------
                           Title:
                                 -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Cape Craftsmen, Inc. to the undersigned in the stated amount of Ten Million Dollars ($10,000,000).

                             JII, Inc.

                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$120,000,000                                                 Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of JII, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Twenty Million Dollars ($120,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             SPL Holdings, Inc.

                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by SPL Holdings, Inc. to the undersigned in the stated amount of One Hundred Twenty Million Dollars ($120,000,000).

                            JII, Inc.

                            By:
                               ---------------------------------------------
                            Name:
                                 -------------------------------------------
                            Title:
                                  ------------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$17,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of JII, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Seventeen Million Dollars ($17,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                           DACCO, Incorporated

                           By:
                              ----------------------------------------------
                           Name:
                                --------------------------------------------
                           Title:
                                 -------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO, Incorporated to the undersigned in the stated amount of Seventeen Million Dollars ($17,000,000).

                                  JII, Inc.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$55,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of JII, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Fifty-Five Million Dollars ($55,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                         Deflecto Corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Deflecto Corporation to the undersigned in the stated amount of Fifty-Five Million Dollars ($55,000,000).

                           JII, Inc.

                           By:
                              -----------------------------------------------
                           Name:
                                ---------------------------------------------
                           Title:
                                 --------------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$50,000,000                                                   Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Jordan Auto Aftermarket, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Fifty Million Dollars ($50,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                DACCO, Incorporated

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO, Incorporated to the undersigned in the stated amount of Fifty Million Dollars ($50,000,000).

                             Jordan Auto Aftermarket, Inc.

                             By:
                                --------------------------------------------
                             Name:
                                  ------------------------------------------
                             Title:
                                   -----------------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$15,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Jordan Auto Aftermarket, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Fifteen Million Dollars ($15,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             Atco Products, Inc.

                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Atco Products, Inc. to the undersigned in the stated amount of Fifteen Million Dollars ($15,000,000).

                              Jordan Auto Aftermarket, Inc.

                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------

                                DEMAND NOTE


         PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$100,000,000                                                  Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Jordan Auto Aftermarket, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Million Dollars ($100,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                               Alma Products I, Inc.

                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Alma Products I, Inc. to the undersigned in the stated amount of One Hundred Million Dollars ($100,000,000).

                                  Jordan Auto Aftermarket, Inc.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$40,000,000                                                   Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Jordan Specialty Plastics, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Forty Million Dollars ($40,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                              Deflecto Corporation

                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Deflecto Corporation to the undersigned in the stated amount of Forty Million Dollars ($40,000,000).

                               Jordan Specialty Plastics, Inc.

                               By:
                                  ------------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------

                                DEMAND NOTE


         PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$25,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Jordan Specialty Plastics, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty-Five Million Dollars ($25,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                              Beemak Plastics, Inc.

                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Beemak Plastics, Inc. to the undersigned in the stated amount of Twenty-Five Million Dollars ($25,000,000).

                              Jordan Specialty Plastics, Inc.

                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

                                DEMAND NOTE


         PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$15,000,000                                                   Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Jordan Specialty Plastics, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Fifteen Million Dollars ($15,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             Sate-Lite Manufacturing Company

                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Sate-Lite Manufacturing Company to the undersigned in the stated amount of Fifteen Million Dollars ($15,000,000).

                                  Jordan Specialty Plastics, Inc.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                DEMAND NOTE


         PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$20,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of SPL Holdings, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                Valmark Industries, Inc.

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Valmark Industries, Inc. to the undersigned in the stated amount of Twenty Million Dollars ($20,000,000).

                                  SPL Holdings, Inc.

                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$30,000,000                                                   Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of SPL Holdings, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Thirty Million Dollars ($30,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                               Pamco Printed Tape & Label Co., Inc.

                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Pamco Printed Tape & Label Co., Inc. to the undersigned in the stated amount of Thirty Million Dollars ($30,000,000).

                           SPL Holdings, Inc.

                           By:
                              ----------------------------------------------
                           Name:
                                --------------------------------------------
                           Title:
                                 -------------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$30,000,000                                                   Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of SPL Holdings, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Thirty Million Dollars ($30,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                 JII Promotions, Inc.

                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by JII Promotions, Inc. to the undersigned in the stated amount of Thirty Million Dollars ($30,000,000).

                              SPL Holdings, Inc.

                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$30,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of SPL Holdings, Inc. (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Thirty Million Dollars ($30,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             Seaboard Folding Box Corporation

                             By:
                                --------------------------------------------
                             Name:
                                  ------------------------------------------
                             Title:
                                   -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Seaboard Folding Box Corporation to the undersigned in the stated amount of Thirty Million Dollars ($30,000,000).

                              SPL Holdings, Inc.

                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$6,000,000                                                    Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Seaboard Folding Box Corporation (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Six Million Dollars ($6,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                Pioneer Paper Corporation

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Pioneer Paper Corporation to the undersigned in the stated amount of Six Million Dollars ($6,000,000).

                                  Seaboard Folding Box Corporation

                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$10,000,000                                                   Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Deflecto Corporation (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Ten Million Dollars ($10,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                YT Holdings, Inc.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by YT Holdings, Inc. to the undersigned in the stated amount of Ten Million Dollars ($10,000,000).

                                   Deflecto Corporation

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                DEMAND NOTE


       PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$5,000,000                                                    Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Deflecto Corporation (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Five Million Dollars ($5,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             Deflecto Canada Ltd.

                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Deflecto Canada Ltd. to the undersigned in the stated amount of Five Million Dollars ($5,000,000).

                                Deflecto Corporation

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$5,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Deflecto Corporation (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Five Million Dollars ($5,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                Rolite Plastics, Inc.

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Rolite Plastics, Inc. to the undersigned in the stated amount of Five Million Dollars ($5,000,000).

                                   Deflecto Corporation

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$12,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Deflecto Corporation (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Twelve Million Dollars ($12,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                Tele-Flow, Inc.

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Tele-Flow, Inc. to the undersigned in the stated amount of Twelve Million Dollars ($12,000,000).

                              Deflecto Corporation

                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$10,000,000                                                  Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of Deflecto Corporation (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Ten Million Dollars ($10,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                              Instachange Displays Limited

                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Instachange Displays Limited to the undersigned in the stated amount of Ten Million Dollars ($10,000,000).

                           Deflecto Corporation

                           By:
                              ---------------------------------------------
                           Name:
                                -------------------------------------------
                           Title:
                                 ------------------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                              DACCO/Detroit of Georgia, Inc.

                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Georgia, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                 DACCO, Incorporated

                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                              DACCO/Detroit of Alabama, Inc.

                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Alabama, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                          DACCO, Incorporated

                          By:
                             -----------------------------------------------
                          Name:
                               ---------------------------------------------
                          Title:
                                --------------------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                  Chicago, Illinois
                                                  Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             DACCO/Detroit of Arizona, Inc.

                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Arizona, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                 DACCO, Incorporated

                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                    Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                  DACCO/Detroit of Chattanooga, Inc.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Chattanooga, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                            DACCO, Incorporated

                            By:
                               ---------------------------------------------
                            Name:
                                 -------------------------------------------
                            Title:
                                  ------------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                    Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                DACCO/Detroit of Colorado, Inc.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Colorado, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                DACCO, Incorporated

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                    Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                 DACCO/Detroit of Florida, Inc.

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Florida, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                    DACCO, Incorporated

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                 DACCO/Detroit of Indiana, Inc.

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Indiana, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                              DACCO, Incorporated

                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                DACCO/Detroit of Kentucky, Inc.

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Kentucky, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                              DACCO, Incorporated

                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                 DACCO/Detroit of Memphis, Inc.

                                 By:
                                    ----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Memphis, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                   DACCO, Incorporated

                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                    Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                               DACCO/Detroit of Michigan, Inc.

                               By:
                                  ---------------------------------------
                               Name:
                                    -------------------------------------
                               Title:
                                     ------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Michigan, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                               DACCO, Incorporated

                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                    Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                DACCO/Detroit of Minnesota, Inc.

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Minnesota, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                   DACCO, Incorporated

                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                   DACCO/Detroit of Missouri, Inc.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Missouri, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                  DACCO, Incorporated

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             DACCO/Detroit of Nebraska, Inc.

                             By:
                                --------------------------------------------
                             Name:
                                  ------------------------------------------
                             Title:
                                   -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Nebraska, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                             DACCO, Incorporated

                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                    Chicago, Illinois
                                                    Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                   DACCO/Detroit of Nevada, Inc.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Nevada, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                               DACCO, Incorporated

                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                DACCO/Detroit of New Jersey, Inc.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of New Jersey, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                              DACCO, Incorporated

                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------

                                DEMAND NOTE


     PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                DACCO/Detroit of North Carolina, Inc.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of North Carolina, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                  DACCO, Incorporated

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                  DACCO/Detroit of Ohio, Inc.

                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Ohio, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                 DACCO, Incorporated

                                 By:
                                    ----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                 DACCO/Detroit of Oklahoma, Inc.

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Oklahoma, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                            DACCO, Incorporated

                            By:
                               --------------------------------------------
                            Name:
                                 ------------------------------------------
                            Title:
                                  -----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                DACCO/Detroit of Pennsylvania, Inc.

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Pennsylvania, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                 DACCO, Incorporated

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                               DACCO/Detroit of South Carolina, Inc.

                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of South Carolina, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                 DACCO, Incorporated

                                 By:
                                    ----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                               DACCO/Detroit of Texas, Inc.

                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Texas, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                             DACCO, Incorporated

                             By:
                                --------------------------------------------
                             Name:
                                  ------------------------------------------
                             Title:
                                   -----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             DACCO/Detroit of Virginia, Inc.

                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of Virginia, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                             DACCO, Incorporated

                             By:
                                ------------------------------------------
                             Name:
                                  ----------------------------------------
                             Title:
                                   ---------------------------------------

                                 DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                                  DACCO/Detroit of West Virginia, Inc.

                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by DACCO/Detroit of West Virginia, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                              DACCO, Incorporated

                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                               Detroit Transmission Products Co.

                               By:
                                  --------------------------------------------
                               Name:
                                    ------------------------------------------
                               Title:
                                     -----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Detroit Transmission Products Co. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                            DACCO, Incorporated

                            By:
                               --------------------------------------------
                            Name:
                                 ------------------------------------------
                            Title:
                                  -----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             Nashville Transmission Parts, Inc.

                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Nashville Transmission Parts, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                               DACCO, Incorporated

                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                             ABC Transmission Parts Warehouse, Inc.

                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by ABC Transmission Parts Warehouse, Inc. to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                                DACCO, Incorporated

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                DEMAND NOTE


      PAYMENT OF THE OBLIGATIONS UNDER THIS DEMAND NOTE IS SUBORDINATED TO THE CLAIMS OF THE SENIOR CREDITORS PURSUANT TO THE TERMS OF THE AFFILIATE SUBORDINATION AGREEMENT DATED AS OF AUGUST __, 2001, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE UNDERSIGNED, CONGRESS FINANCIAL CORPORATION (CENTRAL), AS AGENT ("AGENT"), AND THE OTHER PARTIES FROM TIME TO TIME SIGNATORY THERETO. A COPY OF THIS DEMAND NOTE MUST BE DELIVERED TO THE AGENT ON THE DATE OF ITS EXECUTION.

$2,000,000                                                   Chicago, Illinois
                                                   Dated as of August __, 2001

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby unconditionally promises to pay to the order of DACCO, Incorporated (the "Company"), on demand, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Dollars ($2,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Company to the Borrower pursuant to the Intercompany Loan and Security Agreement dated as of August __, 2001 (as amended or otherwise modified from time to time, the "Intercompany Loan Agreement") among the Company, Borrower and the other "Companies" from time to time party thereto. The Borrower further agrees to pay interest in like money at such time on the unpaid principal amount hereof in accordance with the Intercompany Loan Agreement. Reference is hereby made to the Intercompany Loan Agreement for a statement of all of the other terms and conditions under which the loans evidenced hereby are made, recorded and repaid.

                  This Demand Note is the Demand Note referred to in the Intercompany Loan Agreement and is entitled to the benefits and obligations thereof.

                  This Demand Note shall be governed by, construed and interpreted in accordance with the law of the State of Illinois.

                            Borg Manufacturing

                            By:
                               ---------------------------------------------
                            Name:
                                 -------------------------------------------
                            Title:
                                  ------------------------------------------

                                ENDORSEMENT


                  For value received, the undersigned hereby endorses to the order of Congress Financial Corporation (Central), as agent ("Agent") for the lenders from time to time party to the Loan and Security Agreement dated as of August __, 2001 among JII, Inc., such lenders and Agent, the Demand Note dated as of August __, 2001 payable by Borg Manufacturing to the undersigned in the stated amount of Two Million Dollars ($2,000,000).

                               DACCO, Incorporated

                               By:
                                  ------------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------